Filed Pursuant to Rule 497(e)
                                               Relating to Form N-4 Registration
                                            Statement Nos. 2-30771 and 811-01764


                      AFPR1ME
                              GROWTH
                                       Variable Annuity(R)


                                      from

                               American Fidelity
                               Assurance Company

                    A Member of the American Fidelity Group

                                  May 1, 2003

                              REVISED INFORMATION

The following information amends the information originally provided in this prospectus. Please read the entire prospectus carefully, including the revised information provided below.

On page 16 of the American Fidelity Separate Account A prospectus, we incorrectly identify the Fund's sub-advisors. The Fund's sub-advisors, which have been engaged to provide day-to-day portfolio management for the Fund, are Todd Investment Advisors, Inc. and Seneca Capital Management LLC.

                      AFPR1ME
                              GROWTH
                                       Variable Annuity(R)

                                    issued by

                      American Fidelity Separate Account A

                                       and

                       American Fidelity Assurance Company

                                   PROSPECTUS
                                   May 1, 2003


     American Fidelity Separate Account A is offering the AFPR1ME GROWTH Variable Annuity(R) to employers and self-employed individuals for use in qualified retirement plans. The AFPR1ME GROWTH Variable Annuity(R) is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity and the employer or self-employed individual or an individual using the contract to fund an Individual Retirement Annuity.

     The assets of Separate Account A will be invested solely in American Fidelity Dual Strategy Fund, Inc.(R) Dual Strategy Fund's primary investment objective is long-term capital growth; its secondary investment objective is the production of income. The fund invests in a diversified portfolio consisting primarily of common stock. Any income and realized capital gains from the fund will be reinvested by Separate Account A in shares of the fund.

     This prospectus contains important information about the AFPR1ME GROWTH Variable Annuity(R) and Separate Account A that a prospective investor should know before investing. To learn more about the variable annuity and Separate Account A, you should read our Statement of Additional Information dated May 1, 2003 that we filed with the Securities and Exchange Commission. The SEC maintains a web site (http://www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference and other material that we file electronically with the SEC.

     The Statement of Additional Information is incorporated by reference into this document. The table of contents of the Statement of Additional Information appears on the last page of this prospectus. For a free copy of our Statement of Additional Information, call us at (800) 662-1106 or write to us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@af-group.com.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

      Please read this prospectus carefully and keep for future reference.

                                GLOSSARY OF TERMS

     Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.

     Accumulation phase: The period of time between becoming a participant and the commencement of annuity payments. Until you begin receiving annuity payments, your policy is in the accumulation period.

     Accumulation unit: The unit of measurement we use to keep track of the value of your account during the accumulation period.

     Annuitant: The person on whose life annuity payments are based.

     Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

     Annuity date: The date annuity payments begin.

     Annuity options: The various methods available to select as pay-out plans for your annuity payments.

     Annuity payments: Payments made after retirement to participants pursuant to the contract.

     Annuity phase: The period during which we make annuity payments.

     Annuity unit: The unit of measurement we use to calculate your annuity payments during the annuity period.

     Contract: The master group contract between American Fidelity and a contract owner.

     Contract owner: The entity to which a contract is issued, which is normally the employer of participants or an organization representing an employer.

     Participant: A person, like yourself, who has an interest in an annuity contract due to making premium deposits.

     Participant account: The account we maintain for you, as a participant, reflecting the accumulation units credited to you.

     Purchase payment: Money invested by or on behalf of participants in a contract.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Summary.....................................................................1
Fee Table...................................................................2
Condensed Financial Information.............................................3
The AFPR1ME Growth Variable Annuity(R)......................................4
Purchasing Accumulation Units...............................................5
Receiving Payments From the Annuity.........................................6
Expenses....................................................................8
Withdrawals.................................................................9
Death Benefit..............................................................10
Performance................................................................10
Federal Tax Matters........................................................11
Other Information..........................................................15
Financial Statements.......................................................16
Table of Contents of Statement of Additional Information...................16

                                     SUMMARY

     In this summary, we discuss some of the important features of your group annuity contract. You should read the entire prospectus for more detailed information.

     The  AFPR1ME  GROWTH  Variable  Annuity(R).  The  AFPR1ME  GROWTH  Variable
Annuity(R) is a contract between an employer, who is the contract owner on behalf of its participants, and American Fidelity, which is the insurance company. Money invested in the AFPR1ME GROWTH Variable Annuity(R) is invested on a tax deferred basis in Dual Strategy Fund. The AFPR1ME GROWTH Variable Annuity(R) is designed for people seeking long-term earnings, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not become a participant in the AFPR1ME GROWTH Variable Annuity(R) if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.

     Like all deferred annuities, the annuity contract has two phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity on a pre-tax basis, and your earnings accumulate on a tax-deferred basis. You can withdraw money from your participant account during the accumulation phase, but federal income tax and penalties may apply if you make withdrawals before age 59-1/2.

     The annuity phase begins when you start receiving regular payments from your participant account. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your participant account during the accumulation phase and on the investment performance of Dual Strategy Fund.

     Dual Strategy Fund. The money you invest in your AFPR1ME GROWTH Variable Annuity(R) is used to purchase, at net asset value, shares of Dual Strategy Fund. You can make or lose money on your investment, depending on market conditions.

     Taxes. Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal. In most cases, if you withdraw money, earnings come out first and are taxed as income. If you withdraw any money before you are 59-1/2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. All payments during the annuity period are taxable.

     Withdrawals. You may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals. Restrictions exist under federal tax law concerning when you can withdraw money from a qualified plan, and you may have to pay income tax and a tax penalty on any money you withdraw. If a withdrawal causes your participant account to have a remaining value of less than $1,000, we may redeem all your accumulation units and cancel your account. After a complete withdrawal, you may not establish a new participant account without our consent.

     Although the contract does not have a "free-look" provision, you do have the right to withdraw all or part of the value of your participant account at any time without paying a withdrawal fee.

     Questions. If you have any questions about your contract or need more information, please contact us at:

                   American Fidelity Assurance Company
                   Annuity Services Department
                   P.O. Box 25520 Oklahoma City, OK 73125-0520
                   Telephone: (800) 662-1106
                   E-mail: va.help@af-group.com

                                   FEE TABLE

     The following tables describe the fees and expenses you will pay when buying, owning and surrendering your policy. The first table describes the fees and expenses that you will pay at the time you buy your policy, surrender the policy or transfer cash value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses (as a percentage of purchase payments)
     Sales Charges....................................................3.00%
     Administrative Expense ..........................................0.25%
     Minimum Death Benefit Expense....................................0.75%
     Deferred Sales Load...............................................None
     Surrender Fees....................................................None
     Exchange Fee......................................................None

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the portfolio fees and expenses.

Per Payment Charge...................................................... $ 0.50
One-time Contract Certificate Fee........................................$15.00
Separate Account A Annual Expenses (as a percentage of average account value)
     Mortality and Expense Risk Fees................................... 0.96025%

     The next table shows the minimum and maximum total operating expenses charged by the portfolio company that you may pay periodically during the time that you own the policy. Additional details about the portfolio company's fees and expenses is contained in the prospectus for the portfolio company.

Dual Strategy Fund Annual Expenses (as a percentage of its average net assets)
                                                 Minimum        Maximum
     Management Fee...............................0.50%          0.50%

     The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly. The table reflects the expenses of both Separate Account A and Dual Strategy Fund. For a more complete explanation of each of the expense components, see "Expenses" on page 8 of this prospectus as well as the description of expenses of Dual Strategy Fund in the accompanying prospectus. Although premium taxes are not reflected in the fee table, they may apply.

Example

     The examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses and portfolio fees and expenses.

     The examples assume that you invest $10,000 in the policy for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the portfolios. Although your actual costs may be higher or lower, based on these assumptions, the examples show the expenses you would pay on a $10,000 investment. Because no surrender fees or deferred sales load charges apply, the expenses below show the amount you would pay regardless of whether you surrender your policy at the end of each time period or do not surrender your policy or if you annuitize.

     1 Year               3 Years           5 Years            10 Years
     ------               -------           -------            --------
     $973.37              $857.64          $1,178.62           $2,084.00

     This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance.

                         CONDENSED FINANCIAL INFORMATION

     The following table shows accumulation unit values and the number of accumulation units outstanding for Separate Account A for 2002, 2001, 2000 and 1999, and for Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, for all prior years. The information is derived from the financial statements of Separate Account A and its predecessor. Beginning January 1, 1999, accumulation unit information for Separate Account A reflects its operations as a unit investment trust investing in Dual Strategy Fund.

                         2002     2001     2000     1999     1998     1997     1996     1995     1994    1993
                         ----     ----     ----     ----     ----     ----     ----     ----     ----    ----
Accumulation Unit
value:
   Beginning of year.   $24.926  $28.382  $28.552  $24.333  $19.463  $15.339  $12.199  $ 9.094  $9.709  $9.108
   End of year.......   $18.503  $24.926  $28.382  $28.552  $24.333  $19.463  $15.339  $12.199  $9.094  $9.709
Number of Accumulation
   Units outstanding
   at end of year (in
   000's)............    8,228    8,125    8,077   7,985    7,584    7,044    6,443    5,997    5,616   5,114

                     THE AFPR1ME GROWTH VARIABLE ANNUITY(R)

About the Contract

     The AFPR1ME GROWTH Variable Annuity(R) is a group annuity. A group annuity is a contract between an employer, who is the contract owner on behalf of its participants, and an insurance company (in this case American Fidelity Assurance Company), where the insurance company promises to pay you, the participants (or someone else you choose), an income in the form of annuity payments beginning on a date chosen by you. The person upon whose life the policy is based is called the annuitant, even if that person is you. You or someone else specified by you may be the annuitant. If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to your beneficiary.

     We may change the AFPR1ME GROWTH Variable Annuity(R) at any time if required by state or federal laws. After a contract has been in force for three years, we may change any term of the contract except that benefits already earned by participants cannot be decreased and guaranteed monthly life incomes cannot be decreased. We will notify contract owners of any change at least 90 days before a change will take effect.

Naming a Beneficiary

     A beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant. You name the beneficiary or beneficiaries, as the case may be, at the time you become a participant in the contract, but you may change beneficiaries at a later date. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.

     You can change the beneficiary of your policy at any time during the annuitant's life, unless you name the person as an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her consent.

     To change your beneficiary, you need to send a request on a form we accept to our home office. The change will go into effect when signed, subject to any payments we make or actions we take before we record the change. A change cancels all prior beneficiaries, except any irrevocable beneficiaries. The interest of the beneficiary will be subject to any annuity option in effect at the time of the annuitant's death.

Voting Rights

     American Fidelity Assurance Company is the legal owner of the Dual Strategy Fund shares allocated to Separate Account A. However, we believe that when Dual Strategy Fund solicits proxies in conjunction with a shareholder vote, we are required to obtain from contract owners (based on instructions they receive from their respective participants and annuitants) instructions as to how to vote those shares. When we receive the instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Substitution

     We cannot guarantee that Dual Strategy Fund will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. A substitution of shares attributable to the contracts will not be made without prior notice to contract owners, participants and annuitants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.

                          PURCHASING ACCUMULATION UNITS

Purchase Payments

     In order to keep track of the value of your account during the accumulation phase, we use a measurement called an accumulation unit. Each time you invest money with us, you are making a purchase payment (sometimes called a premium deposit). Every purchase payment you make increases the number of accumulation units in your participant account. You may make purchase payments at any time during the accumulation phase. Your first purchase payment must be at least $20, and after that, each purchase payment must be at least $10. You may increase, decrease or change the frequency of your deposits at any time. We reserve the right to reject any application or purchase payment.

     Once we receive your initial purchase payment and application, we will issue you a certificate evidencing your participation in the annuity contract. We will invest your first purchase payment within two business days of receiving it. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information. After your initial purchase payment, we will credit all subsequent purchase payments to your participant account using the accumulation unit value next determined after we receive your deposit. If we receive a purchase payment by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.

Accumulation Units

     The value of your participant account will go up or down depending upon the investment performance of Dual Strategy Fund and the expenses of, and deductions charged by, Separate Account A. The value of your participant account is based on the number of accumulation units in your account and the value of the accumulation units.

     We calculate the value of an accumulation unit after the New York Stock Exchange closes on each day the market is open, and then credit your participant account accordingly. We determine the value of an accumulation unit by multiplying the accumulation unit value for the previous period by a factor for the current period. The factor, which we call the net investment factor, is determined by:

     o dividing the value of a Dual Strategy Fund share at the end of the current period, including the value of any dividends or gains per share for the current period, by the value of a Dual Strategy Fund share for the previous period; and

     o    subtracting from that amount the mortality and expense risk charge.

The value of an accumulation unit may go up or down from day to day.

     The value of your account at any time before you begin receiving annuity payments is determined by multiplying the total number of accumulation units credited to your account by the current accumulation unit value. When you make a premium deposit, we credit your participant account with accumulation units. The number of accumulation units credited is determined by dividing the amount of the net premium deposit (after deduction of 4% to cover sales, administrative and minimum death benefit charges and $.50 per premium deposit) by the value of the accumulation unit. A $15 contract certificate issuance fee will also be deducted from the first premium deposit. Each participant is advised semiannually of the number of accumulation units credited to his or her account, the current accumulation unit value, and the total value of the account.Example:

     On Thursday morning, we receive a premium deposit of $100 from you. At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an accumulation unit is $20.25. We then divide $95.50 by $20.25 and credit your participant account on Thursday night with 4.72 accumulation units.

                       RECEIVING PAYMENTS FROM THE ANNUITY

Annuity Date

     Upon investing in the AFPR1ME GROWTH Variable Annuity(R), you will select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. You may select your desired annuity date at any time after your initial investment and you may change the annuity date if you choose; however, you must notify us of your desired annuity date at least 30 days before you want to begin receiving annuity payments. The annuity date may not be later than the earliest to occur of the distribution date required by federal law, the contract owner's tax qualified plan or, if applicable, state law.

Selecting an Annuity Option

     On your annuity date, we will begin making annuity payments in accordance with one of our income plans. If the value of your participant account is at least $1,000, you may choose from our various income plans offered, which we call annuity options. You must designate the annuity option you prefer at least 30 days before your annuity date. If you do not choose an annuity option, we will make annuity payments to you in accordance with Option 2 below, and the full amount of your participant account will be paid out in 120 monthly payments. If the value of your account is less than $1,000, we reserve the right to pay you the entire amount of your participant account in one lump sum on your annuity date.

     You may choose one of the following annuity options at any time during the accumulation period. After your annuity payments begin, you cannot change your annuity option.

Option 1                    We will make monthly payments during the life of the
Life Variable Annuity    annuitant.  If this  option  is  elected, payments will
                         stop when the annuitant dies.


Option 2                    We will  make  monthly  payments  for the guaranteed
Life Variable Annuity period selected during the life of the annuitant. with Payments Certain When the annuitant dies, any amounts remaining under the  guaranteed  period selected will be distributed to
                         the beneficiary at  least as rapidly as they were being
                         paid as of  the date  of the annuitant's  death. If the
                         beneficiary   dies  before  the  end of  the guaranteed
                         period,  the  present  value of the  remaining payments
                         will be paid  to the estate of the beneficiary based on
                         an   annual   compound   interest  rate  of  3.5%.  The
                         guaranteed period may be 10 years, 15 years or 20 years.

Option 3                    We  will  make monthly  payments during the lifetime
Unit Refund Life         of the  annuitant. Upon  the annuitant's death, we will
Variable Annuity         make an  additional  payment  equal to the value at the
                         date of death of the  number of variable  annuity units
                         equal  to the  excess, if any, of (a) the  total amount
                         applied  under  this  option  divided  by  the variable
                         annuity  unit  value on  the annuity date  over (b) the
                         variable  annuity  units  represented by  each  annuity
                         payment  multiplied by   the number of annuity payments
                         paid prior to death.

Option 4                    We  will  make  monthly  payments  during  the joint
Joint and Survivor       lifetime  of the  annuitant and a joint annuitant. Pay-
Annuity                  ments  will  continue  during  the lifetime of the sur-
                         viving annuitant based on 66-2/3% of the annuity pay-ment in effect during the joint lifetime. If the joint annuitant is not the annuitant's spouse, this annuity option may not be selected if, as of the annuity date, the present value of the annuity payments which would be payable to the joint annuitant exceeds 49% of the present value of all payments payable to the annuitant and the joint annuitant.

Option 5                    You may  elect  forms  of  fixed annuities that have
                         essentially the same Fixed Annuity characteristics as Annuity Options 1 through 4 above.

     You may change your annuity option by written request at any time before you begin receiving annuity payments. Any change must be requested at least 30 days before the annuity date. If an option is based on life expectancy, we will require proof of the payee's date of birth.

Annuity Payments

     Annuity payments are paid in monthly installments, although we reserve the right to change the frequency of payments. If the amount of your monthly annuity payment becomes less than $20, we may change the payment interval to result in payments of at least $20.

     Annuity payments may be made on a variable basis and/or on a fixed basis. Payments made on a variable basis are based on the actual investment performance of Dual Strategy Fund. Payments made on a fixed basis are based on a dollar amount that is fixed as of the annuity date and an annual rate of interest of 4%. If you choose a fixed annuity, your annuity payments will be based on an interest rate of 4% regardless of the actual performance of Dual Strategy Fund.

     If you choose to have any portion of your annuity payments based on a variable annuity option, the amount of your first annuity payment will be based on an assumed investment rate of 4.5%. The amount of subsequent annuity payments you receive may be more or less than your initial payment depending on three things:

     o    the value of your participant account on the annuity date,

     o    the assumed investment rate of 4.5%, and

     o    the performance of Dual Strategy Fund.

     After you receive your first annuity payment, if Dual Strategy Fund's actual performance exceeds the 4.5% assumed rate of, your monthly annuity payments will increase if you chose a variable annuity. Similarly, if the actual performance rate is less than 4.5%, your annuity payments will decrease relative to the first payment you received. The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

                                    EXPENSES

     Charges and other expenses associated with the AFPR1ME GROWTH Variable Annuity(R) will reduce your investment return. These charges and expenses are explained below.

------------------------ -------------------------------------------------------

Sales Charge                We deduct a 3% sales charge from each  purchase pay-
                         ment we receive. The sales charge is intended to re-cover our distribution expenses associated with market-ing contracts. If the 3% sales charge is not adequate to recover our distribution expenses, we pay the dif-ference. We may pay the difference, if there is one, from, among other things, proceeds derived from the mortality and expense risk charges discussed below. The sales charge for lump sum or periodic payments of $2,000 or more may be less than 3%, depending on the actual commission paid.

Insurance Charges

    Administrative          We deduct .25% of  each  purchase payment we receive
    Expenses to recover administrative expenses we incur, including salaries, rent, postage, telephone and office equip-ment, printing, travel, legal, actuarial and accounting fees.

                            We also  charge  an additional  $.50  administrative
                         charge against each purchase payment (for the process-ing of each purchase payment received for each plan participant) and a one-time certificate issuance fee of $15 (which is applied toward the expense of setting up each new administrative record). We will not increase the additional $.50 administrative charge until your premium deposits equal twice the amount of premium deposits made during your first premium deposits in excess of such amount when our labor costs exceed the expenses associated with the technology used to ad-minister our products and services.

    Minimum                 A deduction of .75% of each premium deposit  is made
    Death Benefit        to  cover  our costs  associated with the minimum death
                         payment. This deduction is not applicable after you reach age 65.

    Mortality and           We  assume the  risk that  the actuarial estimate of
    Expense Risk         mortality  rates  among   variable  annuitants  may  be
                         erroneous and the reserves based on such estimate will not be sufficient to meet annuity payment obligations.
                         In other words, we assume the risk that participants will live longer than we expect and that we will not have enough money to pay all of the annuity payments we are obligated to pay. We receive .96025% on an annual basis (.0026308% for each one-day valuation period) of average account value for mortality and expense risks assumed. Of this amount, .85% is for mortality risks and .11025% is for expense risks.

Taxes

    Premium Taxes           Some states and other governmental entities, such as
                         municipalities, charge premium or similar taxes. We are responsible for paying these taxes and will deduct the amount of taxes paid on your behalf from the value of your participant account. Some taxes are due when premium deposits are made; others are due when annuity payments begin. Currently, we pay any premium taxes when they become payable to the states. Premium taxes presently range from 0% to 4%, depending on the state.

    Income Taxes            We  will deduct  from each contract any income taxes
                         which it may incur because of the contract. Currently, we are not making any such deductions.

Dual Strategy Fund          Dual Strategy Fund pays us, its investment  advisor,
Expenses an annual management and investment advisory fee of .50% of the value of the average daily net assets of Dual Strategy Fund.

                            Deductions are taken from, and expenses paid out of,
                         the assets of Dual Strategy Fund. Because Separate Account A purchases shares of Dual Strategy Fund, the net assets of Separate Account A will reflect the investment advisory fee and portfolio expenses incurred by Dual Strategy Fund. You should read the attached prospectus for Dual Strategy Fund for information about such deductions.


                                   WITHDRAWALS

     You may withdraw cash from the annuity by redeeming all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption. There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of purchase payments. We do not charge any administrative fees for withdrawals.

     If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request. If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account. After full redemption and cancellation of a participant's account, no further purchase payments may be made on behalf of the participant without our consent.

     A participant's request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered, signed exactly as the name appears on our register. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.

     Payments for accumulation units redeemed are made within three business days after we receive a properly tendered request. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared. Redemption rights may be suspended or payment postponed at times when:

     o the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;

     o an emergency exists as a result of which disposal by Dual Strategy Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for Dual Strategy Fund to determine the value of its net assets; or

     o for such other periods as the SEC may by order permit for the protection of participants.

         Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan. In addition, certain adverse tax consequences may result from withdrawals, as explained below under "Federal Tax Matters."


                                  DEATH BENEFIT

     In the event of a participant's death before receipt of annuity payments, death proceeds are payable to the person's named beneficiary in an amount equal to:

     o the value of the participant's account as of the valuation date (the date on which we have received both written notice of death and the beneficiary's written instructions), or

     o if greater, and if the participant's death occurs before age 65, 100% of the total purchase payments made by the participant, less any redemptions.

Payments normally are made within seven days of receipt of notice.

     If a participant dies during the annuity period, we will pay any remaining guaranteed payments to:

     o    the participant's beneficiary, or

     o    the participant's estate, if no beneficiary survives.

Any payments made to a beneficiary must be made on a payment schedule at least as rapid as that made to the participant.

     A beneficiary who is the spouse of a deceased participant may choose to receive the death benefit in any form that the participant could have chosen to receive annuity payments. Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds. Contracts issued after January 18, 1985 provide that non-spouse beneficiaries must either:

     o take a total distribution within five years of the death of the participant, or

     o within one year of the participant's death, begin receiving annuity payments under an annuity option for a period not to exceed the expected lifetime of the beneficiary.

                                   PERFORMANCE

     Separate Account A may, from time to time, advertise performance in sales literature, advertisements and reports to contract owners. Performance will be calculated on the basis of average annual total return for one, five and ten year periods, assuming:

     o    an initial investment of $1,000,

     o the deduction of all sales charges and other expenses from investment results, and

     o    the reinvestment of dividends and distributions during the period.

     Average annual total return is calculated pursuant to a standardized formula and is expressed as a percentage rate which, if applied on a compounded annual basis to the original investment, would result in the value of the investment at the end of the period. Performance calculations do not reflect the deduction of any premium taxes.

     Any past performance results are not an indication of future results. Additional information regarding Separate Account A's performance is contained in the Statement of Additional Information.


                               FEDERAL TAX MATTERS

     The following description of federal income tax consequences under the contracts is not exhaustive, and special rules may apply to situations not discussed here. For further information, consult a qualified tax advisor before establishing any retirement program. This description is not intended as tax advice. We have included additional information regarding taxes in the Statement of Additional Information.

General

     Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress has recognized how important saving for retirement is and provided special rules in the Internal Revenue Code of 1986, as amended, for annuities. Basically, these rules provide that you will not be taxed on the money you contribute under your contract and/or the earnings on your contributions until you receive a distribution from your contract. There are different rules regarding how you will be taxed depending upon how you take money out of your contract.

Taxes Payable by Participants and Annuitants

     The contracts offered by this prospectus are used with retirement programs which receive favorable tax-deferred treatment under federal income tax law. Increases in the value of a participant's account are not subject to income tax until annuity payments commence, at which time the amount of each payment is considered as ordinary income.

     Annuity payments and other amounts received under all contracts generally are subject to some form of federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, annuity payments and other amounts received under all contracts may be subject to state income tax withholding requirements.

Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions

     Premium Deposits. Under Section 403(b) of the Internal Revenue Code, payments made by tax-exempt organizations meeting the requirements of Section 501 (c) (3) of the code and public educational institutions to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate premium deposits do not exceed the limitations prescribed by Section 402(g)and Section 415 of the code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

     An individual's voluntary salary reduction contributions under Section 403(b) are generally limited to $11,000 per year (as adjusted from time to time by the Internal Revenue Service). Additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally subject to the contribution limits applicable to defined contribution plans. In addition, employer contributions may need to comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

     Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) reaching age 59-1/2, (2) separation from service, (3) death, (4) disability, or (5) hardship (hardship distributions are limited to the amount of salary reduction contributions, not including any earnings).

     Distributions from a Section 403(b) annuity contract are taxed as ordinary income to the recipient in accordance with Section 72 of the Internal Revenue Code. Distributions received before the recipient reaches age 59-1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments (not less frequently than annually) over the life (or life expectancy) of the participant (or the joint lives (or joint life expectancy) of the participant and beneficiary), and (5) distributions not in excess of tax deductible medical expenses.

     Required Distributions. Generally, distributions from Section 403(b) annuities must commence no later than April 1 of the calendar year following the later of the calendar year in which the participant reaches age 70-1/2 or the calendar year in which the participant retires. Such distributions must be made over a period that does not exceed the life expectancy of the participant (or the joint life expectancy of the participant and beneficiary). If a participant dies prior to the commencement of annuity payments, the amount accumulated under the account must be distributed within five years or, if distributions to a beneficiary designated under the account start within one year of the participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the designated beneficiary is the participant's surviving spouse, the beneficiary must commence receiving benefits on or before the end of the calendar year in which the deceased spouse would have reached age 70-1/2. If the participant has started receiving annuity distributions prior to his or her death, distributions must continue at least as rapidly as under the method in effect at the date of death. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Tax-Free Transfers and Rollovers. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that total or partial amounts may be transferred tax free between Section 403(b) annuity contracts and/or Section 403(b)(7) custodial accounts under certain circumstances. In addition, a distribution from a Section 403(b) annuity may be rolled over into a qualified plan, a Section 457 plan, an IRA or another Section 403(b) annuity contract. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 403 (b) program is subject to 20% federal income tax withholding unless the participant elects a direct rollover of such distribution to an IRA or other
Section 403(b) program.

Sections 401(a), 401(k) and 403(a) Qualified Pension, Profit-Sharing or Annuity Plans

     Premium Deposits. Premium deposits made by an employer or a self-employed individual under a pension, profit-sharing or annuity plan qualified under
Section 401(a) or Section 403(a) of the code are excluded from the gross income of the employee for federal income tax purposes. Payments made by an employee generally are made on an after-tax basis, unless they are made on a pre-tax basis by reason of Sections 401(k) or 414(h) of the Code.

     Taxation of Distributions. Distributions from contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (which constitute "investment in the contract"). If a distribution is made in the form of an annuity, a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is allocable to the taxpayer's after-tax contributions to the plan. In general, the excludable amount is determined by dividing the after-tax contributions (basis) by the anticipated number of payments to be made under the contract. Individuals who reached age 50 by January 1, 1986 and are going to receive a lump sum distribution may elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who reached age 50 by January 1, 1986 may elect capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received from an account under a qualified plan prior to reaching of age 59-1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to Section 403 (b) annuities.

     Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to Section 403(b) annuities.

     Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under Sections 401(a) or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity or to another such plan. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 401(a) or 403(a) plan is subject to 20% federal income tax withholding unless the participant elects direct rollover of such distribution to an IRA or other Section 401(a) or 403(a) plan.

Individual Retirement Annuities (IRAs)

Traditional IRAs

     Premium Deposits. Federal tax laws limit the extent to which individuals may make tax-deductible contributions for traditional IRA contracts. Deductible contributions equal to the lesser of $3,000 (as adjusted from time to time as provided in Section 219(b)(1)(A) of the Code) for individuals under 50 years old and $3,500 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who average 50 or older, or 100% of taxable compensation are permitted only for an individual who (i) is not (and whose spouse is not) an active participant in another retirement plan; (ii) is an active participant in another retirement plan, but is unmarried and has adjusted gross income in 2002 of $34,000 or less; (iii) is an active participant in another retirement plan, but is married and has adjusted gross income in 2002 of $54,000 or less; or (iv) is not an active participant in another retirement plan, but his or her spouse is an active participant in another retirement plan and the couple has adjusted gross income of $150,000 or less. Such individuals may also establish an IRA for a spouse during the tax year if the combined compensation of both spouses is at least equal to the contributed amount. An individual who is an active participant in another retirement plan and whose adjusted gross income exceeds the cut-off point (for 2002, $34,000 if unmarried and $54,000 if married) by less than $10,000 is entitled to make deductible IRA contributions in proportionately reduced amounts. An individual may not make tax-deductible contributions for the year in which the individual reaches age 70 1/2, or any subsequent year.

     An individual may make non-deductible IRA contributions to the extent of the excess of (i) the lesser of $3,000 (as adjusted from time to time as provided in Section 219(b)(1)(A) of the Code) for individuals under 50 years old and $3,500 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who average 50 or older, or 100% of compensation over
(ii) the IRA deduction limit with respect to the individual.

     Taxation of Distributions. Distributions from IRA contracts are taxed as ordinary income to the recipient except to the extent allocable to the recipient's non-deductible contributions (which constitute "investment in the contract"). If a distribution is made in the form of an annuity, the rules for determining the taxable portion of a distribution are similar to the rules described with respect to pension, profit-sharing, and annuity plans. In addition, a 10% penalty tax will be imposed on taxable distributions received before the year in which the recipient reaches age 59-1/2, except that distributions made on account of death, disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the participant (or the joint lives (or joint life expectancies) of the participant and beneficiary) are not subject to the penalty tax. In addition, early withdrawals for the purchase of a home by a first-time home buyer (subject to a $10,000 lifetime limit) or for the payment of qualified higher education expenses, medical expenses (in limited circumstances) or medical insurance (in limited circumstances) are not subject to the penalty tax.

     Required Distributions. The minimum distribution requirements for IRA contracts are generally the same as described with respect to Section 403(b) annuities, except that no amounts are exempted from the minimum distribution requirements, in all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the participant attains age 70-1/2 and if the participant's spouse is the beneficiary the 5 year distribution requirements may be waived by statute under certain circumstances, or by the spouse's election to treat the decedent's IRA as his or her own IRA.

     Tax-Free Rollovers. The Internal Revenue Service has ruled (Rev. Rul. 78-406) that total or partial amounts may be directly transferred tax-free from an IRA to another IRA. Federal law permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing or annuity plan, or a
Section  403(b) annuity  contract to an IRA contract  under certain  conditions.
Amounts accumulated under such a rollover IRA may, subject to certain limitations, subsequently be rolled over on a tax-free basis to another such plan or Section 403(b) annuity contract. In addition, subject to certain limitations, a tax-free rollover may be made from one IRA to another, provided that not more than one such rollover may be made during any twelve-month period. Subject to certain limitations, a tax-free rollover may be made from an IRA to a qualified employer pension, under certain conditions. In order to qualify for tax-free treatment, all rollovers must be completed within 60 days after the distribution is received.

Roth IRAs

     Premium Deposits. The "Roth IRA" permits individuals to make non-deductible contributions and, if specific requirements are met, receive distributions that are tax free. The Roth IRA is an individual retirement account and is treated in the same manner as a regular IRA with certain exceptions. An individual can make an annual non-deductible contribution to a Roth IRA up to the lesser of $3,000 (as adjusted from time to time as provided in Section 219(b)(A) of the Code) for individuals under 50 years old and $3,500 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who are age 50 or older, or 100% of the individual's annual compensation minus the aggregate amount of contributions for the tax year to all other IRAs maintained for the benefit of that individual. Unlike a traditional IRA, active participation in an employer's qualified plan does not reduce the amount that an individual can contribute to a Roth IRA. The contribution that can be made to a Roth IRA is phased out for individuals with adjusted gross income of between $95,000 and $110,000, and for joint filers with combined adjusted gross income of between $150,000 and $160,000, and married individuals filing separately with adjusted gross income of between $0 and $10,000.

     Taxation of Distributions. Distributions from a Roth IRA are not includible in income if the contribution to which the distribution relates is a "qualified distribution." A "qualified distribution" is a distribution which is made on or after the recipient becomes age 59-1/2, on account of death or disability or for a qualified first-time home buyer expense. A distribution is not considered to be a "qualified distribution" if it is made within the five-year period beginning with the first tax year for which the individual made a contribution to a Roth IRA. A distribution is also not a "qualified distribution" for payments properly allocable to a "qualified rollover contribution" from a regular IRA if it is made within the five-year period beginning with the first tax year in which the rollover contribution was made. Non-qualifying distributions from a Roth IRA are includible in income to the extent of earnings on contributions. Distributions that are attributable to contributions to a Roth IRA are received tax free, since these contributions were nondeductible.

     Required Distributions. Roth IRAs are not subject to minimum distribution rules before death.

     Tax-Free Rollovers. If certain requirements are met, a tax-free rollover may be made to a Roth IRA from (a) another Roth IRA or (b) a regular IRA that meets the requirements for the exclusion of a rollover under Section 408(d)(3) of the Internal Revenue Code if the taxpayer has adjusted gross income of not more than $100,000 and, if married, does not file a separate return.

Simplified Employee Pension Plans

     Premium Deposits. Under Section 408(k) of the code, employers may establish a type of IRA plan referred to as a simplified employee pension plan ("SEP"). Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $40,000 or 25% of an employee's compensation.

     Salary Reduction SEPs. Federal tax law allows employees of certain small employers to have contributions made to the SEP on the employees' behalf on a salary reduction basis. These salary reduction contributions may not exceed $11,000 indexed for inflation. Additional catch-up salary reduction contributions are permitted under certain circumstances. Employees of tax-exempt organizations are not eligible for this type of SEP. Additionally, only certain small employers who have SEPs that permitted salary reduction contributions on December 31, 1996 may continue to allow salary reduction contributions.

     Taxation of Distributions. SEP distributions are subject to taxation in the same manner as regular IRA distributions.

     Required Distributions. SEP distributions are subject to the same minimum required distribution rules applicable to traditional IRAs.

     Tax-Free Rollovers. Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 days after the distribution is received and is done no more frequently than once every twelve months. In addition, a distribution from a SEP may be rolled over tax-free into a traditional IRA in the same manner as a distribution from a traditional IRA. A SEP may also receive a rollover contribution from a qualified employer pension, profit-sharing or annuity plan, a Section 403(b) annuity contract or a traditional IRA in the same manner as a traditional IRA.

Diversification

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. American Fidelity believes that Dual Strategy Fund is being managed so as to comply with the requirements.

                                OTHER INFORMATION

American Fidelity Assurance Company

     American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960. Its principal executive offices are located at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, telephone number 800-662-1106. American Fidelity is licensed to conduct life, annuity and accident and health insurance business in 49 states and the District of Columbia.

     American Fidelity Assurance Company has been a wholly-owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership. William M. Cameron, an individual, and Lynda
L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership. The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. American Fidelity Assurance Company served as the investment advisor to Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, and is presently the investment advisor to Dual Strategy Fund.

Separate Account A

     American Fidelity Assurance Company's board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law. The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A. It was organized as an open-end diversified management investment company with its own portfolio of securities. On January 1, 1999, Separate Account A became a unit investment trust. As part of the reorganization, the assets of Separate Account A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

     The assets of Separate Account A are held in American Fidelity Assurance Company's name on behalf of Separate Account A and legally belong to American Fidelity Assurance Company. Under Oklahoma law, however, the assets of Separate Account A may not be charged with liabilities arising out of other business activities of American Fidelity Assurance Company. All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A contracts without regard for income, gains and losses of American Fidelity Assurance Company. American Fidelity Assurance Company is obligated to pay all benefits and make all payments under the AFPR1ME GROWTH Variable Annuity(R).

Dual Strategy Fund

     Separate Account A invests exclusively in American Fidelity Dual Strategy Fund(R), an open-end diversified management investment company. Pursuant to a management and investment advisory agreement and subject to the authority of Dual Strategy Fund's board of directors, American Fidelity Assurance Company serves as Dual Strategy Fund's investment advisor and conducts the business and affairs of Dual Strategy Fund. American Fidelity Assurance Company has engaged Lawrence W. Kelly & Associates, Inc. and Seneca Capital Management LLC as sub-advisors to provide day-to-day portfolio management for Dual Strategy Fund.

     Dual Strategy Fund offers its shares to Separate Account A as a funding vehicle for the annuity contracts. Dual Strategy Fund shares are also offered to other separate accounts supporting other variable annuity contracts. Dual Strategy Fund does not offer its shares directly to the general public.

     Dual Strategy Fund's investment objectives are, first, long-term growth of capital and, second, the production of income. Dual Strategy Fund invests in a diversified portfolio consisting primarily of common stock. Meeting investment objectives depends on various factors, including how well the portfolio managers anticipate changing economic and market conditions. There is no assurance that Dual Strategy Fund will achieve its objectives.

     Additional information concerning Dual Strategy Fund can be found in the current prospectus for Dual Strategy Fund which accompanies this prospectus. You should read Dual Strategy Fund's prospectus carefully before investing.

Underwriter

     American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

Legal Proceedings

     There are no material pending legal proceedings affecting Separate Account A, Dual Strategy Fund, American Fidelity Assurance Company or American Fidelity Securities, Inc.

                              FINANCIAL STATEMENTS

         The financial statements of Separate Account A and of American Fidelity Assurance Company are included in the Statement of Additional Information.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                         Page
                                                                         ----
General Information and History............................................1
Performance Information....................................................1
Annuity Payments...........................................................2
Federal Income Tax Considerations..........................................3
Underwriter................................................................7
Custodian and Independent Accountants......................................7
Legal Opinion..............................................................7
Financial Statements.......................................................7